EXHIBIT 99.4

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009


DATE:                       May 26, 2006

TO:                         Citibank, N.A., New York Branch
ATTENTION:                  Phil Sears
TELEPHONE:                  212-723-1145
FACSIMILE:                  212-723-8604

FROM:                       Derivatives Documentation
TELEPHONE:                  212-272-2711
FACSIMILE:                  212-272-9857

SUBJECT:                    Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:           FXNCC8229 - Amended

This Confirmation and Agreement is amended and supersedes all previous
----------------------------------------------------------------------
Confirmations and Agreements regarding this Transaction.
--------------------------------------------------------

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Citibank, N.A., New York Branch ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation, except as expressly modified below. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:       Rate Cap

     Notional Amount:           USD 100,000,000

     Trade Date:                May 10, 2006

Reference Number: FXNCC8229 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 2 of 10

     Effective Date:            June 1, 2006

     Termination Date:          May 1, 2009

     Fixed Amount (Premium):

          Fixed Rate Payer:     Counterparty

          Fixed Rate Payer
          Payment Date:         May 30, 2006

          Fixed Amount:         USD 1,480,000

     Floating Amounts:

          Floating Rate Payer:  BSFP

          Cap Rate:             5.00000%

          Floating Rate Payer
          Period End Dates:     The first calendar day of each
                                month during the Term of this Transaction, commencing July 1, 2006 and ending on the Termination Date, with No Adjustment.

          Floating Rate Payer
          Payment Dates:        Delayed Payment is applicable. The Floating
                                Rate Payer Payment Dates shall be 24 calendar days following each Floating Rate Payer Period
                                End Date.

          Floating Rate Option: USD-LIBOR-BBA

          Designated Maturity:  One month

          Floating Rate Day
          Count Fraction:       30/360

          Reset Dates:          The first day of each Calculation Period.

          Compounding:          Inapplicable

        Business Days:          New York

        Business Day
        Convention:             Following

Reference Number: FXNCC8229 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 3 of 10

3.      Additional Provisions:  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.      Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
        Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

        (i)     Market Quotation will apply.

        (ii)    The Second Method will apply.

(g)     "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

Reference Number: FXNCC8229 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 4 of 10

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver              Form/Document/                   Date by which to
document                               Certificate                      be delivered
BSFP and the Counterparty              Any document required or         Promptly after the earlier or
                                       reasonably requested to allow    (i) reasonable demand by
                                       the other party to make          either party or (ii) learning
                                       payments under this Agreement    that such form or document is
                                       without any deduction or         required
                                       withholding for or on account
                                       of any Tax or with such
                                       deduction or withholding at a
                                       reduced rate

(2) Other documents to be delivered are:

Party required to deliver    Form/Document/                       Date by which to                   Covered by Section 3(d)
document                     Certificate                          be delivered                       Representation

BSFP and                     Any documents required by the        Upon the execution and delivery    Yes
the Counterparty             receiving party to evidence the      of this Agreement and such
                             authority of the delivering          Confirmation
                             party



Reference Number: FXNCC8229 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 5 of 10

                             or its Credit Support
                             Provider, if any, for it to
                             execute and deliver this
                             Agreement, any Confirmation ,
                             and any Credit Support Documents
                             to which it is a party, and to
                             evidence the authority of the
                             delivering party or its Credit
                             Support Provider to perform its
                             obligations under this
                             Agreement, such Confirmation
                             and/or Credit Support Document,
                             as the case may be

BSFP and                     A certificate of an authorized       Upon the execution and delivery    Yes
the Counterparty             officer of the party, as to the      of this Agreement and such
                             incumbency and authority of the      Confirmation
                             respective officers of the party
                             signing this Agreement, any
                             relevant Credit Support Document,
                             or any  Confirmation, as the case
                             may be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

        Address for notices or communications to BSFP:

                Address: 383 Madison Avenue, New York, New York 10179 Attention:DPC Manager
                Facsimile:(212) 272-5823

Reference Number: FXNCC8229 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 6 of 10

        with a copy to:

                Address:   One Metrotech Center North, Brooklyn, New York 11201
                Attention: Derivative Operations - 7th Floor
                Facsimile: (212) 272-1634

                (For all purposes)

        Address for notices or communications to the Counterparty:

                Address:   Citibank, N.A.
                           390 Greenwich Street - 6th Floor
                Attention: Phil Sears
                Facsimile: 212-723-8604
                Phone:     212-723-1145

                (For all purposes)

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

                       BSFP appoints as its
                       Process Agent:                 Not Applicable

                       The Counterparty appoints as its
                       Process Agent:                 Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

        BSFP is not a Multibranch Party.

        The Counterparty is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

Reference Number: FXNCC8229 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 7 of 10

(f)     Credit Support Document. Not applicable for either BSFP or the
        Counterparty.


(g)     Credit Support Provider.

        BSFP: Not Applicable

        The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

Reference Number: FXNCC8229 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 8 of 10

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

        "(g) Relationship Between Parties.

                Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.


            NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.      Account Details and
        Settlement Information: Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of

Reference Number: FXNCC8229 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 9 of 10
                                Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                [Please provide]


This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:     /s/ Annie Manevitz
        Name: Annie Manevitz
        Title:   Authorized Signatory


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NEW YORK BRANCH



By:     /s/ Frank A. Licciardello
        As authorized agent or officer for Citibank, N.A.
        Name: Frank A. Licciardello

Reference Number: FXNCC8229 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 10 of 10

        Title: Authorized Signatory

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